UNITED
                                     STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2004

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

       Delaware                        0-16214                   14-0462060
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(State or other jurisdiction         (Commission              (I.R.S. Employer
    of incorporation)                File Number)            Identification No.)

    1373 Broadway, Albany, New York                                  12204
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

On November 1, 2004, Albany International issued a news release announcing the purchase of 500,000 shares of its Class A Common Stock. A copy of the news release is furnished as Exhibit 99.1 to this report.

On November 2, 2004, Albany International issued a new release noting that the number of shares of stock outstanding after the purchase, as disclosed in the November 1, 2004 new release, was incorrect. A copy of the news release is furnished as Exhibit 99.2 to this report.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALBANY INTERNATIONAL CORP.

                                            By: /s/ Michael C. Nahl
                                                --------------------------------
                                            Name: Michael C. Nahl
                                            Title: Senior Vice President and
                                                   Chief Financial Officer
                                           (Principal Financial Officer)

Date: November 2, 2004

                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

99.1         Registrant's news release dated November 1, 2004

99.2         Registrant's news release dated November 2, 2004